Financial risk management (Tables)	6 Months Ended
Dec. 31, 2024
Financial risk management
Schedule of net borrowings being hedged at balance sheet date

	31 December	30 June	31 December
	2024	2024	2023
	$’000	$’000	$’000
USD borrowings	650,000	650,000	650,000
Hedged USD cash	(18,100)	(9,500)	(33,200)
Net USD debt	631,900	640,500	616,800
Hedged future USD revenues (1)	(331,000)	(172,500)	(253,600)
Unhedged USD borrowings	300,900	468,000	363,200
Closing USD exchange rate ($: £)	1.2540	1.2643	1.2746
(1)A further portion of the profit and loss exposure (within net finance income/costs) on unhedged USD borrowings is naturally offset by the fair value of foreign exchange based embedded derivatives in host Commercial revenue contracts.

Schedule of hedging reserve

	At 31 December 2024	At 30 June 2024	At 31 December 2023
	£’000	£’000	£’000
Cash flow hedge reserve	(3,420)	(1,882)	1,521
Cost of hedging reserve	(122)	882	(1,546)
Total hedging reserve	(3,542)	(1,000)	(25)